September 29, 2016

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2015
Active Assets Prime Trust, dated March 31, 2016
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2016 and June 24, 2016
(each, a "Fund")

Effective October 14, 2016, the fifth through tenth paragraphs under the section of each Fund's Statement of Additional Information entitled "Purchase, Redemption and Pricing of Shares—Offering Price" are hereby deleted and replaced with the following:

The Fund invests in eligible securities ("Eligible Securities") as defined in the Rule. An Eligible Security means a security: (i) with a remaining maturity of 397 calendar days or less that the Fund's Board determines presents minimal credit risks to the Fund, which determination must include an analysis of the capacity of the security's issuer or guarantor (including for this paragraph the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security's issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (d) strength of the issuer or guarantor's industry within the economy and relative to economic trends, and issuer or guarantor's competitive position within its industry; (ii) that is issued by a registered investment company that is a money market fund; or (iii) that is a government security.

The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. As permitted by the Rule, the Trustees have delegated to the Fund's Adviser the responsibility to make the above determinations pursuant to the Rule.

Also, as required by the Rule, the Fund will limit its investments in securities, other than government securities, so that, at the time of purchase, no more than 5% of its total assets will be invested in the securities of any one issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.